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                                                                        77Q1(d)

                         LORD ABBETT GLOBAL FUND, INC.

                            ARTICLES SUPPLEMENTARY

   LORD ABBETT GLOBAL FUND, INC., a Maryland corporation (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

   FIRST: The Corporation presently has authority to issue 3,285,000,000 shares of capital stock, of the par value of $.001 each (the "Capital Stock"), having an aggregate par value of $3,285,000. The Board of Directors has previously classified and designated the Corporation's shares of Capital Stock as follows:

Lord Abbett Emerging Markets Corporate Debt Fund

Class A     350,000,000 shares
Class C     85,000,000 shares
Class F     85,000,000 shares
Class F3    15,000,000 shares
Class I     185,000,000 shares
Class R2    15,000,000 shares
Class R3    15,000,000 shares
Class R4    15,000,000 shares
Class R5    15,000,000 shares
Class R6    15,000,000 shares
Class T     15,000,000 shares

Lord Abbett Emerging Markets Currency Fund

Class A     415,000,000 shares
Class B     30,000,000 shares
Class C     100,000,000 shares
Class F     100,000,000 shares
Class F3    20,000,000 shares
Class I     200,000,000 shares
Class P     20,000,000 shares
Class R2    20,000,000 shares
Class R3    20,000,000 shares
Class R4    20,000,000 shares
Class R5    20,000,000 shares
Class R6    20,000,000 shares
Class T     20,000,000 shares

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Lord Abbett Emerging Markets Local Bond Fund

Class A     350,000,000 shares
Class C     85,000,000 shares
Class F     85,000,000 shares
Class F3    15,000,000 shares
Class I     185,000,000 shares
Class R2    15,000,000 shares
Class R3    15,000,000 shares
Class R4    15,000,000 shares
Class R5    15,000,000 shares
Class R6    15,000,000 shares
Class T     15,000,000 shares

Lord Abbett Multi-Asset Global Opportunity Fund

Class A     430,000,000 shares
Class B     15,000,000 shares
Class C     20,000,000 shares
Class F     20,000,000 shares
Class F3    20,000,000 shares
Class I     15,000,000 shares
Class P     20,000,000 shares
Class R2    20,000,000 shares
Class R3    20,000,000 shares
Class R4    20,000,000 shares
Class R5    20,000,000 shares
Class R6    20,000,000 shares
Class T     20,000,000 shares

   SECOND: In accordance with (S) 2-105(c) of the Maryland General Corporation Law, the total number of shares of Capital Stock that the Corporation shall have the authority to issue is hereby increased from 3,285,000,000, of the par value of $.001 each, to 4,400,000,000, of the par value of $.001 each, having an aggregate value of $4,400,000.

   THIRD: Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of stock of the Corporation under Article V of the Articles of Incorporation of the Corporation, as amended and supplemented (the "Articles"), the 1,115,000,000 newly authorized but unclassified and unissued shares of Capital Stock are hereby classified as follows:

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Lord Abbett Global Bond Fund

Class A     415,000,000 shares
Class C     100,000,000 shares
Class F     100,000,000 shares
Class F3    100,000,000 shares
Class I     200,000,000 shares
Class R2    20,000,000 shares
Class R3    20,000,000 shares
Class R4    20,000,000 shares
Class R5    20,000,000 shares
Class R6    100,000,000 shares
Class T     20,000,000 shares

   FOURTH: Subject to the power of the Board of Directors to classify and reclassify unissued shares, all shares of the Corporation hereby classified as specified in Article Third above shall be invested in the same investment portfolio of the Corporation and shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption set forth in Article V of the Articles and shall be subject to all other provisions of the Articles relating to stock of the Corporation generally.

   FIFTH: Following the increase in authorized shares and classification of shares of Capital Stock as specified in Articles Second and Third above, the Corporation has authority to issue 4,400,000,000 shares of Capital Stock, of the par value of $.001 each, having an aggregate par value of $4,400,000. The authorized shares of Capital Stock are classified and designated as follows:

Lord Abbett Emerging Markets Corporate Debt Fund

Class A     350,000,000 shares
Class C     85,000,000 shares
Class F     85,000,000 shares
Class F3    15,000,000 shares
Class I     185,000,000 shares
Class R2    15,000,000 shares
Class R3    15,000,000 shares
Class R4    15,000,000 shares
Class R5    15,000,000 shares
Class R6    15,000,000 shares
Class T     15,000,000 shares

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Lord Abbett Emerging Markets Currency Fund

Class A     415,000,000 shares
Class B     30,000,000 shares
Class C     100,000,000 shares
Class F     100,000,000 shares
Class F3    20,000,000 shares
Class I     200,000,000 shares
Class P     20,000,000 shares
Class R2    20,000,000 shares
Class R3    20,000,000 shares
Class R4    20,000,000 shares
Class R5    20,000,000 shares
Class R6    20,000,000 shares
Class T     20,000,000 shares

Lord Abbett Emerging Markets Local Bond Fund

Class A     350,000,000 shares
Class C     85,000,000 shares
Class F     85,000,000 shares
Class F3    15,000,000 shares
Class I     185,000,000 shares
Class R2    15,000,000 shares
Class R3    15,000,000 shares
Class R4    15,000,000 shares
Class R5    15,000,000 shares
Class R6    15,000,000 shares
Class T     15,000,000 shares

Lord Abbett Global Bond Fund

Class A     415,000,000 shares
Class C     100,000,000 shares
Class F     100,000,000 shares
Class F3    100,000,000 shares
Class I     200,000,000 shares
Class R2    20,000,000 shares
Class R3    20,000,000 shares
Class R4    20,000,000 shares
Class R5    20,000,000 shares
Class R6    100,000,000 shares
Class T     20,000,000 shares

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Lord Abbett Multi-Asset Global Opportunity Fund

Class A     430,000,000 shares
Class B     15,000,000 shares
Class C     20,000,000 shares
Class F     20,000,000 shares
Class F3    20,000,000 shares
Class I     15,000,000 shares
Class P     20,000,000 shares
Class R2    20,000,000 shares
Class R3    20,000,000 shares
Class R4    20,000,000 shares
Class R5    20,000,000 shares
Class R6    20,000,000 shares
Class T     20,000,000 shares

   SIXTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended. The total number of shares of Capital Stock that the Corporation has authority to issue has been increased by the Board of Directors in accordance with (S) 2-105(c) of the Maryland General Corporation Law. The shares of Capital Stock hereby classified or reclassified as specified above have been duly classified by the Board of Directors under the authority contained in the Articles.

   SEVENTH: Pursuant to (S) 2-208.1(d)(2) of the Maryland General Corporation Law, these Articles Supplementary shall become effective on May 9, 2018.

            [No further text on this page. Signature pages follow.]

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   IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Vice President and Secretary and attested by its Vice President and Assistant Secretary on May 4, 2018.

                                             LORD ABBETT GLOBAL FUND, INC.

                                             By:  /s/ Lawrence H. Kaplan
                                                  ------------------------------
                                                  Lawrence H. Kaplan
                                                  Vice President and Secretary
ATTEST:

/s/ Brooke A. Fapohunda
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Brooke A. Fapohunda
Vice President and Assistant Secretary

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   THE UNDERSIGNED, Vice President and Secretary of LORD ABBETT GLOBAL FUND,
INC., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties for perjury.

                                                  /s/ Lawrence H. Kaplan
                                                  ------------------------------
                                                  Lawrence H. Kaplan
                                                  Vice President and Secretary

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